Item 1. Report to Shareholders

DECEMBER 31, 2004

T. ROWE PRICE

Mid-Cap Growth Portfolio

Annual Report

The views and opinions in this report were current as of December 31, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

T. Rowe Price Mid-Cap Growth Portfolio

Dear Investor

U.S. stocks rallied in the second half of 2004, capping a second consecutive year of gains. Equities declined through mid-August as economic growth moderated but revived as oil prices, which had risen steadily, backed away from their late-October peak. Gains then accelerated following the decisive presidential election. High-profile corporate deals and mergers late in the year were also supportive. By year-end, several major indexes were at or near their highest levels of the year, led by small- and mid-cap shares. The end-of-the-year rally was in some ways similar to 2003, when speculative stocks--many of them companies without earnings--led the way. But despite a fourth-quarter growth rebound, value outperformed growth for the year. Utilities, materials, energy, and financial stocks were among the mid-cap leaders, while the technology sector was essentially flat.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 12/31/04                            6 Months            12 Months
--------------------------------------------------------------------------------

Mid-Cap Growth Portfolio                              9.84%               18.34%

Mid-Cap Growth Portfolio-II                           9.75                18.05

S&P MidCap 400 Index                                  9.80                16.48

Russell Midcap
Growth Index                                          9.01                15.48

Lipper Variable Annuity
Underlying Mid-Cap Growth
Funds Average                                         8.33                14.75


The Mid-Cap Growth Portfolio returned 9.84% during the final six months of 2004, in line with the S&P MidCap 400 Index and well ahead of the aggressive-growth oriented Russell Midcap Growth Index and our Lipper peer group index, as shown in the accompanying table. For the year, our 18.34% gain handily beat the S&P, Russell, and Lipper benchmarks. (Returns for Mid-Cap Growth Portfolio-II were slightly lower, reflecting its differing fee structure.) The market's renewed interest in more volatile stocks hampered results in November and December, but for the year, your portfolio benefited from investors' return to fundamentals following 2003's speculative rally.


MARKET ENVIRONMENT

The U.S. economy continued to grow at a solid pace in 2004, extending the recovery that began in 2003. Employment growth, though erratic, began to improve, particularly in the last few months of the year. Inflation, driven by record-high oil prices, increased from 1.8% in 2003 to 3.3% in 2004. In this environment, the Federal Reserve raised short-term interest rates five times since the end of June, increasing the federal funds rate target from 1.0% to 2.25%--its highest level since November 2001.

Strong GDP growth over the last two years has masked growing imbalances in our economy. The U.S. budget deficit has ballooned as the increased costs of war abroad have been accompanied by large increases in outlays for domestic programs. Since the U.S. savings rate is very low, Americans are now highly reliant on foreigners to fund our spending, as evidenced by a record current account deficit. Reflecting these concerns, the U.S. dollar continued to decline against most major foreign currencies, particularly the euro and the yen, though China--the source of much of the increase in the trade deficit--has kept the yuan pegged to the dollar.

The growing economy provided a strong lift to corporate earnings, which grew by almost 20% in 2004. U.S. stocks posted back-to-back positive years for the first time since 1998-99, but returns were not as robust as 2003. The S&P 500 stock index gained nearly 11% in 2004 after surging 29% the previous year, and most of the increase came after November's presidential election. For the first half of the year, the markets struggled with rising energy prices, an uneven economic recovery, ongoing terrorism concerns, and expectations that the Federal Reserve would boost interest rates. The negative tone of the presidential campaign and fears that the close race might end in a repeat of 2000's delayed electoral decision also weighed on the markets. In the end, the Fed's rate hikes were absorbed with little pain, oil prices eased after reaching highs in late October, and the election produced a decisive conclusion. The rally that followed was led by small- and mid-cap stocks, which posted double-digit gains.


Growth vs. Value
--------------------------------------------------------------------------------

Periods Ended                 6              12               3               5
12/31/04                 Months          Months           Years           Years
--------------------------------------------------------------------------------

Russell Midcap
Growth Index               9.01%          15.48%          19.64%        -15.69%

Russell Midcap
Value Index               15.43           23.71           54.32           88.20

Cumulative returns.

The stock market's 2004 rise was broad based, extending across all market capitalizations. Small-cap stocks were the market leaders for the fifth straight year--the 18.33% return of the small-cap Russell 2000 Index surpassed the 10.88% return of the large-cap S&P 500. The

S&P MidCap 400 rose 16.48%. Value stocks, which often attract the most attention in uncertain times, outperformed growth-oriented shares during the year; over the past five years, value has beaten growth by a wide margin, as the table shows.


PORTFOLIO REVIEW

After a weak first half, technology stocks began to rebound toward the end of the third quarter and into the fourth. Our Internet and software holdings were major contributors, led by VeriSign, which successfully integrated a European acquisition, gaining access to the surprisingly large market for ring tones on wireless phones, and McAfee, which benefited from the increased focus on computer security by both commercial and residential customers. The late-year speculative rally left behind our struggling semiconductor holdings such as Microchip Technology and Intersil, major detractors over the past six months. While the industry has experienced a pause, probably the result of an inventory correction rather than diminished demand, valuations continue to look reasonable to us, and we have added to our holdings. IT services also struggled, but CACI International, a supplier of technology services primarily to the Department of Defense and other government agencies, was a top contributor. (Please refer to our portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)


Sector Diversification
--------------------------------------------------------------------------------

Periods Ended                                      6/30/04             12/31/04
--------------------------------------------------------------------------------

Consumer Discretionary                                13.2%                14.2%

Consumer Staples                                       2.2                  1.8

Energy                                                 8.7                  6.8

Financials                                             7.8                  9.2

Health Care                                           18.6                 19.2

Industrials and Business Services                     14.4                 14.1

Information Technology                                24.2                 25.2

Materials                                              3.2                  2.6

Telecommunications Services                            3.0                  3.3

Utilities                                              0.0                  0.0

Other and Reserves                                     4.7                  3.6

--------------------------------------------------------------------------------
Total                                                100.0%               100.0%
--------------------------------------------------------------------------------

Historical weightings reflect current industry/sector classifications.

The consumer sector also contributed nicely to second-half returns, led by Garmin, a maker of global positioning system equipment, which experienced strong demand for its new products, especially vehicle navigation devices. Fairmont Hotels was another top winner. Fairmont manages (and in some cases owns) some of the premier luxury hotels in North America. Its stock had lagged somewhat through 2003 and early 2004, so the recent move was a catch-up rally. We believe Fairmont is building an enduring brand that can extend its growth to Europe in the coming years, and we like its long-term prospects.

In past letters, we have discussed the radio industry. We have maintained our exposure based on our expectation of a recovery in radio advertising, but thus far the upturn has been tepid. Our attraction to the industry has been based on the supposition that radio is a reliable, targeted medium that delivers cost-effective reach to advertisers and high returns to investors based on its low capital intensity. Radio operators also control valuable spectrum that can be used either to broadcast additional digital channels or to deliver new digital services. Valuations seem reasonable, but sales and earnings growth has stalled. While many observers blame this stagnation on the growth of satellite radio, the subscriber base in the satellite industry is still relatively small. Perhaps the growth of Internet advertising, which can be even more targeted than radio, is biting into sales. Portable entertainment devices such as iPods may also be siphoning off listeners. We continue to own radio stocks, such as Citadel Broadcasting, Cox Radio, and Entercom Communications, and believe their valuations are quite reasonable, but we are constantly retesting our investment thesis.

The portfolio's cyclical tilt aided performance for both the six months and year. The materials sector provided good returns for the portfolio, led by our top six-month contributor, fertilizer producer Potash Corp./Saskatchewan. The company benefited from increased demand and stronger commodity prices. Steelmaker Nucor was also a stellar stock-price performer, gaining 87% for the year, as strong demand and high prices for its products pushed sales and earnings well beyond our wildest expectations. We lightened our positions in both Potash and Nucor in the fourth quarter as we reduced our cyclical bias. While we don't believe the economic expansion is over, growth is slowing, and there is a danger that the economy could be weaker than most people are expecting due to the lagging effects of rising interest rates and higher energy prices.

Health care is another area of emphasis, as an aging population combined with the development of innovative and life-prolonging medicines, procedures, and services drives demand. Some industries are experiencing short-term headwinds, however, especially pharmaceutical companies, where a more cautious--perhaps overly cautious--regulatory environment has taken hold. Our largest exposure is to health care services, and Omnicare, a provider of pharmacy services to long-term care facilities, was a major detractor over the past six months. The stock declined sharply during the third quarter as constraints on government reimbursement and competition from smaller firms hurt its pricing power. While concerns remain, the company possesses one of the most seasoned management teams in the industry, a strong business model, and, in our view, a very reasonable valuation. We had some health care winners, including Kinetic Concepts, a maker of wound treatment devices, which was a top-10 contributor for the six months and year. We also initiated a position in pharmaceutical company Elan, which has partnered with Biogen Idec on a newly approved and promising multiple sclerosis drug.

Among our energy holdings, Diamond Offshore Drilling has been a major contributor this year, despite weakness in the fourth quarter as oil prices eased. While we have taken advantage of the runup in stock prices to trim our energy positions from the aggressive approach we had taken a year ago, we still believe that long-term demand for energy far outweighs supply, and energy ought to be a cyclically growing sector of the portfolio over the next five years.


INVESTMENT STRATEGY AND OUTLOOK

The economy is slowing somewhat, and continued growth is likely to become increasingly dependent on spending by businesses rather than by consumers. We expect Americans to save more as rates creep higher, curbing the momentum consumers have given the economy during this prolonged period of low interest rates. At the same time, the housing market is flashing warning signals as prices have soared to worrisome heights. This frothy real estate market is likely to moderate at some point, which would also dampen consumer spending.

Several other concerns remain. Although geopolitical worries seemed to fade a bit toward the end of the year, the war in Iraq and related difficulties around the world are likely to weigh on sentiment over the longer term. The burgeoning trade and budget deficits have made the United States overly dependent on foreign investment. And while inflation seems under control, the stimulative effects of still-low real interest rates and higher energy costs should make themselves felt eventually.

One other trend bears watching. We are in an era of reregulation as Americans turn to government to find solutions for homeland security, health care, and Social Security, to name just a few initiatives. Vilifying corporate America has become a popular tactic to further political careers and sell newspapers. While elements of corporate America woefully transgressed during the bubble era, the backlash of public sentiment is moving us aggressively toward reregulation. One could view the current environment as a struggle between the forces of 1990s' corporatism and 1970s' big government. The pendulum is swinging back forcefully toward government intervention in many aspects of our lives, and it is not clear where it will, or should, stop. But the long-term implications are significant for our country and for our markets. Striking the right balance of power between the public and private sectors will be a key challenge in the years ahead.

In a positive vein, corporate profit margins are high and many businesses are flush with cash. This liquidity should be a source of economic strength over the next couple of years as companies regain confidence and begin to reinvest in their businesses. Producers of capital goods should benefit. This would include high-technology companies, such as semiconductor manufacturers, as well as makers of more prosaic, low-tech goods in areas such as industrial manufacturing. After a long period in which the dollar hindered overseas sales, the effect of a weaker U.S. currency should also be beneficial.

How the growing cash balances of American companies are deployed will help determine whether corporate America has learned important lessons in capital allocation from the painful collapse of the Internet and stock market bubble. The recent surge in mergers and acquisitions raises the specter that some companies have not grasped the lesson of the '90s--that most acquisitions fail, destroying value for shareholders. While some acquisitions are positive, we hope that management teams will focus on using their healthy balance sheets to strengthen their businesses by prudent capital investments, repurchasing their shares opportunistically when conditions warrant, and by returning cash to shareholders via (now tax-advantaged) dividends.

In past letters, we've touched on the effects of hedge funds. These unregulated investment pools have grown considerably in recent years. Though the hedge fund universe consists of numerous investment strategies, many are designed to take advantage of short-term market inefficiencies. Wall Street analysts have become increasingly attuned to short-term factors as hedge funds are now a substantial part of their business. Often we see research that says, to paraphrase, "While this company is well managed, well positioned, financially secure, and valued modestly, we see no near-term catalyst." For longer-term investors such as ourselves--who are willing to look out several years in evaluating prospects--hearing that a stock "lacks a catalyst" often signals opportunity.

With so many investors focused on the next data point, week, or quarter, a stock can languish for reasons that aren't relevant to the business's long-term value.

This is not to denigrate hedge funds or short-term investors. They provide valuable liquidity to the markets, and some of them profit by trading stocks we own on a short-term basis. But over the long term, our investment philosophy ought to generate good returns too, not through instant gratification but by continually adding good companies to our portfolio when they are under duress from short-term investors. To us, stocks represent actual ownership stakes in businesses, not simply short-term bets. We think that by focusing on company fundamentals, seeking strong management teams, paying close attention to valuations, and maintaining a diversified portfolio, we can achieve solid results over time.

The fourth quarter marked a return to the kind of market we experienced in 2003, when more volatile, low-priced stocks--often of unprofitable companies-- prevailed. For most of 2004, however, investors seemed more risk-aware, and these lower-quality stocks under performed for the year. The earnings growth of mid-cap companies has been exceptional, but mid-cap valuations are now comparable to large-caps. The key to continued mid-cap outperformance relative to large-caps is relative earnings strength. Growth stocks outpaced their value counterparts during the fourth quarter, but value maintains a significant five-year advantage. Because of this performance disparity, growth stocks appear attractively valued compared to historical averages. We believe we are well positioned for this environment and for the long term, as we expect companies with consistent earnings and cash flow growth to be rewarded.

We appreciate your continued confidence in T. Rowe Price.

Respectfully submitted,


Brian W.H. Berghuis
Chairman of the portfolio's Investment Advisory Committee


John F. Wakeman
Vice president

January 28, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the portfolio's investment program.

T. Rowe Price Mid-Cap Growth Portfolio

Risks of Stock Investing
--------------------------------------------------------------------------------

As with all stock and bond mutual funds, the fund's share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. The financial markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager's assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of larger companies. In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

Glossary
--------------------------------------------------------------------------------

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

S&P MidCap 400 Index: An unmanaged index that tracks the stocks of 400 U.S. mid-cap companies.

Russell Midcap Growth Index: An unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Value Index: An unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

Portfolio Highlights
--------------------------------------------------------------------------------

Twenty-Five Largest Holdings
--------------------------------------------------------------------------------

                                                                     Percent of
                                                                     Net Assets
                                                                       12/31/04
--------------------------------------------------------------------------------

ChoicePoint                                                                 1.5%

MedImmune                                                                   1.4

Omnicare                                                                    1.3

Harris                                                                      1.3

Rockwell Collins                                                            1.3

Brunswick                                                                   1.2

Roper Industries                                                            1.2

McAfee                                                                      1.2

BJ Services                                                                 1.2

DST Systems                                                                 1.2

VeriSign                                                                    1.1

Manor Care                                                                  1.1

Alliant Techsystems                                                         1.1

Fairmont Hotels                                                             1.1

Potash Corp./Saskatchewan                                                   1.1

Laboratory Corporation of America                                           1.1

Murphy Oil                                                                  1.1

Manpower                                                                    1.0

PETsMART                                                                    1.0

Kinetic Concepts                                                            1.0

Certegy                                                                     1.0

Citadel Broadcasting                                                        1.0

Smith International                                                         0.9

Family Dollar Stores                                                        0.9

Gentex                                                                      0.9
--------------------------------------------------------------------------------
Total                                                                      28.2%
--------------------------------------------------------------------------------

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

T. Rowe Price Mid-Cap Growth Portfolio

Portfolio Highlights

Contributions to the Change in Net Asset Value Per Share
--------------------------------------------------------------------------------

6 Months Ended 12/31/04

BEST CONTRIBUTORS
--------------------------------------------------------------------------------

Potash Corp./Saskatchewan                                              14(cents)

McAfee                                                                 13

VeriSign                                                               12

NAVTEQ*                                                                10

Diamond Offshore Drilling                                               9

Kinetic Concepts                                                        9

Garmin                                                                  8

CACI International                                                      6

Nucor                                                                   6

Fairmont Hotels                                                         6
--------------------------------------------------------------------------------
Total                                                                  93(cents)
--------------------------------------------------------------------------------

WORST CONTRIBUTORS
--------------------------------------------------------------------------------

Omnicare                                                               -8(cents)

ImClone Systems                                                        -5

Cott                                                                   -4

Red Hat                                                                -4

Ceridian**                                                             -4

Intersil Holding                                                       -4

IVAX                                                                   -3

Agere Systems**                                                        -3

Microchip Technology                                                   -3

Integrated Circuit Systems                                             -2
--------------------------------------------------------------------------------
Total                                                                 -40(cents)
--------------------------------------------------------------------------------

12 Months Ended 12/31/04

BEST CONTRIBUTORS
--------------------------------------------------------------------------------

Potash Corp./Saskatchewan                                              16(cents)

McAfee                                                                 16

VeriSign                                                               16

Kinetic Concepts*                                                      13

Nucor                                                                  13

Harris                                                                 12

Diamond Offshore Drilling                                              11

Brunswick                                                              11

NAVTEQ*                                                                10

Research in Motion**                                                    9
--------------------------------------------------------------------------------
Total                                                                 127(cents)
--------------------------------------------------------------------------------

WORST CONTRIBUTORS
--------------------------------------------------------------------------------

Agere Systems***                                                       -7(cents)

Intersil Holding                                                       -6

Omnicare                                                               -5

Watson Pharmaceuticals***                                              -5

Citadel Broadcasting                                                   -4

Cox Radio                                                              -4

Microchip Technology                                                   -4

Novellus Systems                                                       -4

IVAX                                                                   -3

Cadence Design Systems                                                 -3
--------------------------------------------------------------------------------
Total                                                                 -45(cents)
--------------------------------------------------------------------------------

*    Position added.

**   Position eliminated.

***  Position added and eliminated.

T. Rowe Price Mid-Cap Growth Portfolio

Growth of $10,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[GRAPHIC OMITTED]

Mid-Cap Growth Portfolio
--------------------------------------------------------------------------------

                                                                          As of
                                                                       12/31/04
                                                           --------------------

Mid-Cap Growth Portfolio                                   $             24,630

S&P MidCap 400 Index                                       $             28,506

Lipper Variable Annuity Underlying
Mid-Cap Growth Funds Average                               $             17,964



                                                                Lipper Variable
                                                             Annuity Underlying
                          Mid-Cap Growth        S&P MidCap       Mid-Cap Growth
                               Portfolio         400 Index        Funds Average

12/31/96                         $10,000           $10,000              $10,000

12/97                             11,880            13,225               11,711

12/98                             14,503            15,753               13,649

12/99                             17,945            18,072               20,970

12/00                             19,275            21,236               19,559

12/01                             19,097            21,108               15,665

12/02                             15,040            18,044               11,533

12/03                             20,813            24,472               15,638

12/04                             24,630            28,506               17,964

Note: Performance for II Class shares will vary due to the differing fee structure. See returns table in next column.


Average Annual Compound Total Return
--------------------------------------------------------------------------------

Periods Ended                                             Since       Inception
12/31/04                 1 Year         5 Years       Inception            Date
--------------------------------------------------------------------------------

Mid-Cap Growth
Portfolio                 18.34%           6.54%          11.93%       12/31/96

S&P MidCap 400 Index      16.48            9.54           13.99

Russell Midcap
Growth Index              15.48           -3.36            7.94

Lipper Variable Annuity
Underlying Mid-Cap
Growth Funds Average      14.75           -3.04            7.22
--------------------------------------------------------------------------------

Mid-Cap Growth
Portfolio-II              18.05%           --             10.63%        4/30/02

S&P MidCap 400 Index      16.48            --              9.40

Russell Midcap
Growth Index              15.48            --              9.87

Lipper Variable
Annuity Underlying
Mid-Cap Growth
Funds Average             14.75            --              7.12
--------------------------------------------------------------------------------

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-469-5304.

This table shows how the portfolios would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on portfolio distributions or the redemption of portfolio shares. Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

T. Rowe Price Mid-Cap Growth Portfolio

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. Please note that the fund has two classes of shares: the original share class and II class. II class shares are sold through financial intermediaries, which it compensates for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. Rowe Price Mid-Cap Growth Portfolio
--------------------------------------------------------------------------------

                                                                       Expenses
                                 Beginning          Ending          Paid During
                                   Account         Account              Period*
                                     Value           Value            7/1/04 to
                                    7/1/04        12/31/04             12/31/04
--------------------------------------------------------------------------------

Mid-Cap Growth Class (original)

Actual                           $1,000.00       $1,098.40                $4.48

Hypothetical
(assumes 5% return
before expenses)                  1,000.00        1,020.86                 4.32
--------------------------------------------------------------------------------

Mid-Cap Growth-II Class
Actual                            1,000.00        1,097.50                 5.80

Hypothetical
(assumes 5% return
before expenses)                  1,000.00        1,019.61                 5.58
--------------------------------------------------------------------------------


* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) divided by the days in the year (366) to reflect the half-year period. The annualized expense ratio of the Mid-Cap Growth Class (original) was 0.85%; the II Class was 1.10%.

Financial Highlights

T. Rowe Price Mid-Cap Growth Portfolio

                                 For a share outstanding throughout each period
                                 ----------------------------------------------

Mid-Cap Growth Class

                          Year
                         Ended
                      12/31/04    12/31/03    12/31/02    12/31/01    12/31/00

NET ASSET VALUE

Beginning of period  $   19.90   $   14.38   $   18.26   $   18.43   $   17.46

Investment activities
  Net investment
  income (loss)          (0.09)      (0.06)      (0.08)      (0.05)       --

  Net realized
  and unrealized
  gain (loss)             3.74        5.58       (3.80)      (0.12)       1.29

  Total from
  investment
  activities              3.65        5.52       (3.88)      (0.17)       1.29

Distributions
  Net realized
  gain                    --          --          --          --         (0.32)

NET ASSET VALUE
End of period        $   23.55   $   19.90   $   14.38   $   18.26   $   18.43
                     ----------------------------------------------------------

Ratios/Supplemental Data

Total return^            18.34%      38.39%     (21.25)%     (0.92)%      7.41%

Ratio of total
expenses to average
net assets                0.85%       0.85%       0.85%       0.85%       0.85%

Ratio of net
investment income
(loss) to average
net assets               (0.41)%     (0.43)%     (0.48)%     (0.29)%     (0.01)%

Portfolio turnover
rate                      31.0%       32.6%       33.7%       41.8%       46.3%

Net assets,
end of period
(in thousands)       $ 598,124   $ 485,700   $ 298,288   $ 350,094   $ 311,604


^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions

The accompanying notes are an integral part of these financial statements.

Financial Highlights

T. Rowe Price Mid-Cap Growth Portfolio



                                 For a share outstanding throughout each period
                                 ----------------------------------------------

Mid-Cap Growth-II Class

                                      Year                              4/30/02
                                     Ended                              Through
                                  12/31/04        12/31/03             12/31/02

NET ASSET VALUE

Beginning of period            $   19.83         $   14.36          $   17.87

Investment activities
  Net investment income
  (loss)                           (0.14)            (0.07)             (0.02)

  Net realized
  and unrealized
  gain (loss)                       3.72              5.54              (3.49)

  Total from investment
  activities                        3.58              5.47              (3.51)

NET ASSET VALUE

End of period                  $   23.41         $   19.83          $   14.36
                                  ---------------------------------------------

Ratios/Supplemental Data
Total return^                      18.05%            38.09%            (19.64)%

Ratio of total
expenses to average
net assets                          1.10%             1.10%              1.10%+

Ratio of net
investment income
(loss) to average
net assets                         (0.65)%           (0.64)%            (0.63)%+

Portfolio turnover
rate                               31.0%             32.6%              33.7%

Net assets,
end of period
(in thousands)                 $  59,768         $  38,263          $    3,988


^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions

+    Annualized

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments (1)

T. Rowe Price Mid-Cap Growth Portfolio

December 31, 2004

                                                    Shares                Value
--------------------------------------------------------------------------------
(Cost and value in $ 000s)

COMMON STOCKS  96.4%

CONSUMER DISCRETIONARY  14.2%

Auto Components  0.9%
Gentex                                             161,000                5,960

                                                                          5,960

Hotels, Restaurants & Leisure  2.2%

Fairmont Hotels                                    205,000                7,101

PF Chang's China Bistro *                           52,000                2,930

The Cheesecake Factory *                           129,000                4,189

                                                                         14,220

Household Durables  0.8%

Garmin                                              91,000                5,537

                                                                          5,537

Leisure Equipment & Products  1.2%

Brunswick                                          164,000                8,118

                                                                          8,118
Media  4.3%

Catalina Marketing                                 100,000                2,963

Citadel Broadcasting *                             392,000                6,343

Cox Radio, Class A *                               133,000                2,192

Entercom Communications *                          102,000                3,661

Getty Images *                                      24,000                1,652

Rogers Communications
  Class B                                          207,000                5,413

Scholastic *                                        87,000                3,215

XM Satellite Radio Holdings
  Class A *                                         71,000                2,671

                                                                         28,110

Multiline Retail  1.2%

Dollar Tree Stores *                                74,000                2,122

Family Dollar Stores                               191,000                5,965

                                                                          8,087

Specialty Retail  3.6%

Best Buy                                            89,000                5,288

O'Reilly Automotive *                               83,000                3,739

PETsMART                                           186,000                6,609

Ross Stores                                        155,000                4,475

Williams-Sonoma *                                  100,000                3,504

                                                                         23,615

Total Consumer Discretionary                                             93,647





CONSUMER STAPLES  1.8%

Beverages  0.6%

Cott *                                             163,000                4,031

                                                                          4,031

Food & Staples Retailing  1.2%

Shoppers Drug Mart (CAD) *                          82,000                2,540

Whole Foods Market                                  57,000                5,435

                                                                          7,975

Total Consumer Staples                                                   12,006


ENERGY  6.8%

Energy Equipment & Services  3.6%

BJ Services                                        165,000                7,679

Diamond Offshore Drilling                          127,000                5,086

FMC Technologies *                                 145,000                4,669

Smith International *                              114,000                6,203

                                                                         23,637

Oil & Gas  3.2%

EOG Resources                                       66,000                4,710

Murphy Oil                                          86,000                6,919

Western Gas Resources                              122,000                3,568

XTO Energy                                         162,000                5,732

                                                                         20,929

Total Energy                                                             44,566


FINANCIALS  9.2%

Capital Markets  3.9%

AmeriTrade *                                       395,000                5,617

Eaton Vance                                        104,000                5,424

Federated Investors, Class B                        75,000                2,280

Investors Financial Services                        56,000                2,799

Legg Mason                                          62,000                4,542

Waddell & Reed Financial
  Class A                                          214,000                5,112

                                                                         25,774

Commercial Banks  0.2%

Silicon Valley Bancshares *                         30,000                1,345

                                                                          1,345

Consumer Finance  0.7%

Moneygram International                            217,000                4,587

                                                                          4,587
Diversified Financial Services  1.4%

CapitalSource *                                    172,000                4,415

Principal Financial Group                          109,000                4,463

                                                                          8,878

Insurance  2.5%

Assurant                                           191,000                5,835

Axis Capital Holdings                               97,000                2,654

Protective Life                                     82,000                3,501

Willis Group Holdings                              115,000                4,734

                                                                         16,724

Thrifts & Mortgage Finance  0.5%

Radian                                              66,000                3,514

                                                                          3,514

Total Financials                                                         60,822


HEALTH CARE  19.2%

Biotechnology  5.8%

Abgenix *                                          111,000                1,148

Alkermes *                                         112,000                1,578

Amylin Pharmaceuticals *                            70,000                1,635

Cephalon *                                         110,000                5,597

Eyetech Pharmaceuticals *                           47,000                2,138

Gen-Probe *                                         43,000                1,944

Gilead Sciences *                                  167,000                5,843

Human Genome Sciences *                            120,000                1,442

ImClone Systems *                                   33,000                1,521

MedImmune *                                        345,000                9,353

Neurocrine Biosciences *                            60,000                2,958

Protein Design Labs *                               88,000                1,818

Vertex Pharmaceuticals *                           107,000                1,131

                                                                         38,106

Health Care Equipment & Supplies  3.2%

Bausch & Lomb                                       21,000                1,354

Edwards Lifesciences *                             102,000                4,208

INAMED *                                            20,000                1,265

Invitrogen *                                        48,000                3,222

Kinetic Concepts *                                  86,000                6,562

Varian Medical Systems *                            28,000                1,211

Waters Corporation *                                71,000                3,322

                                                                         21,144
Health Care Providers & Services  6.2%

AmerisourceBergen                                   87,000                5,105

Community Health System *                          110,000                3,067

Coventry Health Care *                              51,000                2,707

Davita *                                            51,000                2,016

Health Management, Class A                         228,000                5,180

Laboratory Corporation
  of America *                                     139,000                6,925

Manor Care                                         205,000                7,263

Omnicare                                           254,000                8,794

                                                                         41,057

Pharmaceuticals  4.0%

Andrx *                                            118,000                2,576

Barr Pharmaceuticals *                             128,000                5,829

Elan ADR *                                         161,000                4,387

IVAX *                                             280,000                4,430

Sepracor *                                          41,013                2,435

Taro Pharmaceuticals *                              62,000                2,110

Valeant Pharmaceuticals                            163,000                4,295

                                                                         26,062

Total Health Care                                                       126,369


INDUSTRIALS & BUSINESS SERVICES  14.1%

Aerospace & Defense  2.4%

Alliant Techsystems *                              111,000                7,257

Rockwell Collins                                   213,000                8,401

                                                                         15,658
Air Freight & Logistics  1.0%

C.H. Robinson Worldwide                             69,000                3,831

Expeditors International
  of Washington                                     51,000                2,850

                                                                          6,681

Airlines  1.3%

JetBlue Airways *                                  152,000                3,529

Southwest Airlines                                 302,000                4,917

                                                                          8,446

Building Products  0.8%

American Standard *                                123,000                5,082

                                                                          5,082

Commercial Services & Supplies  4.2%

Apollo Group, Class A *                             31,000                2,502

ChoicePoint *                                      208,000                9,566

Education Management *                             118,000                3,895

Manpower                                           140,000                6,762

Robert Half International                          114,000                3,355

Viad                                                63,000                1,795

                                                                         27,875
Industrial Conglomerates  1.7%

Roper Industries                                   133,000                8,082

Teleflex                                            60,300                3,132

                                                                         11,214
Machinery  2.6%

Danaher                                             97,000                5,569

ITT Industries                                      66,000                5,574

Oshkosh Truck                                       82,000                5,607

                                                                         16,750

Trading Companies & Distributors  0.1%

MSC Industrial Direct, Class A                      26,000                  935

                                                                            935

Total Industrials & Business Services                                    92,641


INFORMATION TECHNOLOGY  25.2%

Communications Equipment  2.3%

ADTRAN                                              80,000                1,531

Comverse Technology *                              102,000                2,494

Harris                                             137,000                8,465

Juniper Networks *                                 100,000                2,719

                                                                         15,209

Computers & Peripherals  1.5%

Diebold                                             88,000                4,904

Lexmark International *                             13,000                1,105

QLogic *                                           110,000                4,041

                                                                         10,050

Electronic Equipment & Instruments  2.8%

CDW                                                 81,000                5,374

Flextronics *                                      307,000                4,243

FLIR Systems *                                      66,000                4,210

Jabil Circuit *                                    169,000                4,323

                                                                         18,150

Internet Software & Services  2.6%

CNET Networks *                                    266,000                2,987

IAC/InterActiveCorp *                               81,000                2,237

Monster Worldwide *                                130,800                4,400

VeriSign *                                         222,000                7,442

                                                                         17,066

IT Services  6.4%

CACI International, Class A *                       60,000                4,088

Certegy                                            180,000                6,395

Checkfree *                                        115,000                4,379

DST Systems *                                      147,000                7,662

Fiserv *                                            87,000                3,497

Global Payments                                     76,000                4,449

Hewitt Associates, Class A *                       100,000                3,201

Iron Mountain *                                    192,000                5,854

SunGard Data Systems *                              92,000                2,606

                                                                         42,131

Semiconductor & Semiconductor
Equipment  4.2%

AMIS Holdings *                                    146,000                2,412

Integrated Circuit Systems *                       126,000                2,636

Intersil Holding, Class A                          249,000                4,168

Microchip Technology                               172,000                4,585

Novellus Systems *                                 157,000                4,379

PMC-Sierra *                                       195,000                2,194

Semtech *                                          119,000                2,603

Xilinx                                             152,000                4,507

                                                                         27,484

Software  5.4%

Adobe Systems                                       51,000                3,200

Cadence Design Systems *                           352,000                4,861

Citrix Systems *                                    40,000                  981

Cognos *                                            38,000                1,674

Intuit *                                            41,000                1,805

Jack Henry & Associates                            125,000                2,489

McAfee *                                           268,000                7,753

Mercury Interactive *                               84,000                3,826

NAVTEQ *                                           122,000                5,656

Red Hat *                                          175,000                2,336

VERITAS Software *                                  31,000                  885

                                                                         35,466

Total Information Technology                                            165,556


MATERIALS  2.6%

Chemicals  1.1%

Potash Corp./Saskatchewan                           85,000                7,060

                                                                          7,060

Metals & Mining  1.5%

Newmont Mining                                     102,000                4,530

Nucor                                              107,000                5,600

                                                                         10,130

Total Materials                                                          17,190


TELECOMMUNICATION SERVICES  3.3%

Diversified Telecommunication Services  0.6%

Telus (CAD)                                        132,000                3,974

                                                                          3,974

Wireless Telecommunication Services  2.7%

Crown Castle International *                       295,000                4,909

Nextel Communications
  Class A *                                         90,000                2,700

Nextel Partners, Class A *                         251,000                4,905

Western Wireless, Class A *                        178,000                5,216

                                                                         17,730

Total Telecommunication Services                                         21,704

Total Common Stocks (Cost  $439,601)                                    634,501

SHORT-TERM INVESTMENTS  3.6%

Money Market Fund  3.6%

T. Rowe Price Government
Reserve Investment Fund
  1.85% #+                                      23,374,471               23,374

Total Short-Term Investments
(Cost  $23,374)                                                          23,374

Total Investments in Securities

100.0% of Net Assets (Cost $462,975)                       $            657,875
                                                           --------------------


(1)  Denominated in U.S. dollars unless otherwise noted

#    Seven-day yield

*    Non-income producing

+    Affiliated company--See Note 4.

ADR  American Depository Receipts

CAD  Canadian dollar

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

T. Rowe Price Mid-Cap Growth Portfolio

December 31, 2004

(In thousands except shares and per share amounts)

 Assets

 Investments in securities, at value
  Affiliated companies (cost $23,374)                      $             23,374

  Non-affiliated companies (cost $439,601)                              634,501

  Total investments in securities                                       657,875

Other assets                                                                844

Total assets                                                            658,719

Liabilities
Total liabilities                                                           826

NET ASSETS                                                 $            657,893
                                                           --------------------

Net Assets Consist of:

Undistributed net realized gain (loss)                     $            (11,552)

Net unrealized gain (loss)                                              194,907

Paid-in-capital applicable to 27,950,284
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares of the
Corporation authorized                                                  474,538

NET ASSETS                                                 $            657,893
                                                           --------------------

NET ASSET VALUE PER SHARE

Mid-Cap Growth Class
($598,124,395/25,397,502 shares outstanding)               $              23.55
                                                           --------------------
Mid-Cap Growth-II Class
($59,768,160/2,552,782 shares outstanding)                 $              23.41
                                                           --------------------

The accompanying notes are an integral part of these financial statements.

Statement of Operations

T. Rowe Price Mid-Cap Growth Portfolio
($ 000s)
                                                                           Year
                                                                          Ended
                                                                       12/31/04
Investment Income (Loss)

Dividend income                                            $              2,573

Expenses
  Investment management and administrative expense                        4,954

  Rule 12b-1 fees - Mid-Cap Growth-II Class                                 131

  Total expenses                                                          5,085

Net investment income (loss)                                             (2,512)

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                             28,252

  Foreign currency transactions                                               4

  Net realized gain (loss)                                               28,256

Change in net unrealized gain (loss) on securities                       75,469

Net realized and unrealized gain (loss)                                 103,725

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $            101,213
                                                           --------------------

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

T. Rowe Price Mid-Cap Growth Portfolio
($ 000s)
                                                      Year
                                                     Ended
                                                  12/31/04             12/31/03

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)             $        (2,512)     $        (1,663)

  Net realized gain (loss)                          28,256               12,440

  Change in net unrealized gain (loss)              75,469              115,941

  Increase (decrease) in net assets from
  operations                                       101,213              126,718

Capital share transactions *
  Shares sold
    Mid-Cap Growth Class                            69,466               94,034

    Mid-Cap Growth-II Class                         30,649               34,384

  Shares redeemed
    Mid-Cap Growth Class                           (48,844)             (28,605)

    Mid-Cap Growth-II Class                        (18,554)              (4,844)

  Increase (decrease) in net assets from
  capital share transactions                        32,717               94,969

Net Assets

Increase (decrease) during period                  133,930              221,687

Beginning of period                                523,963              302,276

End of period                              $       657,893      $       523,963
                                           ------------------------------------

(Including undistributed net investment income of $0 at 12/31/04 and $0 at 12/31/03)

*Share information
  Shares sold
    Mid-Cap Growth Class                             3,329                5,530

    Mid-Cap Growth-II Class                          1,499                1,926

  Shares redeemed
    Mid-Cap Growth Class                            (2,341)              (1,866)

    Mid-Cap Growth-II Class                           (876)                (274)

  Increase (decrease) in shares outstanding          1,611                5,316


The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Mid-Cap Growth Portfolio

December 31, 2004

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Mid-Cap Growth Portfolio (the fund) is a diversified, open-end management investment company and is one portfolio established by the corporation. The fund seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth. Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The fund has two classes of shares: the Mid-Cap Growth Portfolio original share class (Mid-Cap Growth class), offered since December 31, 1996, and Mid-Cap Growth Portfolio-II (Mid-Cap Growth-II class), offered since April 30, 2002. Mid-Cap Growth-II shares are sold through financial intermediaries, which it compensates for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund's share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the
T. Rowe Price Valuation Committee, established by the fund's Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day's opening prices in the same markets, and adjusted prices.

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting
Mid-Cap Growth-II pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average daily net assets. Management and administrative fee expenses, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.


NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $209,821,000 and $172,161,000, respectively, for the year ended December 31, 2004.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

There were no distributions in the year ended December 31, 2004. At December 31, 2004, the tax-basis components of net assets were as follows:

--------------------------------------------------------------------------------

Unrealized appreciation                                    $        204,205,000

Unrealized depreciation                                              (9,298,000)

Net unrealized appreciation (depreciation)                          194,907,000

Capital loss carryforwards                                          (11,552,000)

Paid-in capital                                                     474,538,000

Net assets                                                 $        657,893,000
                                                           --------------------


The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the year ended December 31, 2004, the fund utilized $28,252,000 of capital loss carryforwards. As of December 31, 2004, the fund had $11,552,000 of capital loss carryforwards that expire in 2010.

For the year ended December 31, 2004, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------

Undistributed net investment income                        $          2,512,000

Undistributed net realized gain                                          (1,000)

Paid-in capital                                                      (2,511,000)

At December 31, 2004, the cost of investments for federal income tax purposes was $462,975,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.85% of the fund's average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by the fund. At December 31, 2004, $492,000 was payable under the agreement.

T. Rowe Price Mid-Cap Growth Portfolio

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the year ended December 31, 2004, dividend income from the Reserve Funds totaled $372,000, and the value of shares of the Reserve Funds held at December 31, 2004 and December 31, 2003 was $23,374,000 and $39,502,000, respectively.

T. Rowe Price Mid-Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Equity Series, Inc. and Shareholders of T. Rowe Price Mid-Cap Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Mid-Cap Growth Portfolio (one of the portfolios comprising T. Rowe Price Equity Series, Inc., hereafter referred to as the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 11, 2005

T. Rowe Price Mid-Cap Growth Portfolio

Information on Proxy Voting Policies, Procedures, and Records
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.


How to Obtain Quarterly Portfolio Holdings
--------------------------------------------------------------------------------

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. Rowe Price Mid-Cap Growth Portfolio

About the Fund's Directors and Officers

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of
T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)
Year Elected*
Principal Occupation(s) During Past 5 Years and Directorships of Other Public Companies
--------------------------------------------------------------------------------

Anthony W. Deering
(1945)
2001
Director, Chairman of the Board, President, and Chief Executive Officer, The Rouse Company, real estate developers; Director, Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.
(1943)
1994
Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm

David K. Fagin
(1938)
1994
Director, Golden Star Resources Ltd., Canyon Resources Corp. (5/00 to present), and Pacific Rim Mining Corp. (2/02 to present); Chairman and President, Nye Corp.

Karen N. Horn
(1943)
2003
Managing Director and President, Global Private Client Services, Marsh Inc. (1999-2003); Managing Director and Head of International Private Banking, Bankers Trust (1996-1999); Director, Eli Lilly and Company and Georgia Pacific (5/04 to present)

F. Pierce Linaweaver
(1934)
2001
President, F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers

John G. Schreiber
(1946)
2001
Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Partner, Blackstone Real Estate Advisors, L.P.; Director, AMLI Residential Properties Trust and The Rouse Company, real estate developers

* Each independent director oversees 112 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) During Past 5 Years and Directorships of Other Public Companies
--------------------------------------------------------------------------------

John H. Laporte, CFA
(1945)
1994
[15]
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

James S. Riepe
(1943)
1994
[112]
Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, T. Rowe Price Investment Services, Inc.,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International, Inc.; Chairman of the Board, Equity Series

* Each inside director serves until retirement, resignation, or election of a successor.


Officers

Name (Date of Birth)
Title and Fund(s) Served
Principal Occupation(s)
--------------------------------------------------------------------------------
E. Frederick Bair, CFA, CPA (1969)
Vice President, Equity Series
Vice President, T. Rowe Price and T. Rowe Price Trust Company

Brian W.H. Berghuis, CFA (1958)
Executive Vice President, Equity Series
Vice President, T. Rowe Price and T. Rowe Price Group,
Inc.

Stephen W. Boesel (1944)
Vice President, Equity Series
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Stephen V. Booth, CPA (1961)
Vice President, Equity Series
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Joseph A. Carrier (1960)
Treasurer, Equity Series
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company

Anna M. Dopkin, CFA (1967)
Vice President, Equity Series
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Roger L. Fiery III, CPA (1959)
Vice President, Equity Series
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Trust Company

Robert N. Gensler (1957)
Vice President, Equity Series
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
John R. Gilner (1961)
Chief Compliance Officer, Equity Series
Chief Compliance Officer and Vice President, T. Rowe Price; Vice President,
T. Rowe Price Investment Services, Inc., and T. Rowe Price Group, Inc.

Gregory S. Golczewski (1966)
Vice President, Equity Series
Vice President, T. Rowe Price and T. Rowe Price Trust Company
Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

T. Rowe Price Mid-Cap Growth Portfolio

Name (Date of Birth)
Title and Fund(s) Served
Principal Occupation(s)

Henry H. Hopkins (1942)
Vice President, Equity Series
Director and Vice President, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Retirement Plan Services, Inc.

Kris H. Jenner, M.D., D. Phil. (1962)
Executive Vice President, Equity Series
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John D. Linehan, CFA (1965)
Vice President, Equity Series
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.

Patricia B. Lippert (1953)
Secretary, Equity Series
Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

Joseph M. Milano, CFA (1972)
Vice President, Equity Series
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Larry J. Puglia, CFA, CPA (1960)
Executive Vice President, Equity Series
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Brian C. Rogers, CFA, CIC (1955)
President, Equity Series
Chief Investment Officer, Director and Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Director and Vice President, T. Rowe Price Trust Company

Charles M. Shriver, CFA (1967)
Assistant Vice President, Equity Series
Vice President, T. Rowe Price

Robert W. Smith (1961)
Vice President, Equity Series
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.

Michael F. Sola, CFA (1969)
Vice President, Equity Series
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

William J. Stromberg, CFA (1960)
Vice President, Equity Series
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John F. Wakeman (1962)
Vice President, Equity Series
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Julie L. Waples (1970)
Vice President, Equity Series
Vice President, T. Rowe Price

Richard T. Whitney, CFA (1958)
Executive Vice President, Equity Series
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Trust Company

R. Candler Young (1971)
Vice President, Equity Series
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.



100 East Pratt Street
Baltimore, MD  21202


T. Rowe Price Investment Services, Inc., Distributor.

42619

TRP657  (2/05) F305-050  12/31/04

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                             $10,164               $11,685
     Audit-Related Fees                       1,414                   650
     Tax Fees                                 2,757                 3,035
     All Other Fees                               -                   124

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $903,000 and $821,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Equity Series, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     February 18, 2005